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                                                                    EXHIBIT 23.1




                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-94081 and 333-46226) of our report dated February 9, 2001, with respect to the financial statements of eBenX, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                           Ernst & Young LLP


Minneapolis, Minnesota
March 21, 2001